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                           OMNIQUIP INTERNATIONAL, INC.
                    1996 DIRECTORS NON-QUALIFIED STOCK OPTION PLAN

     1. Adoption and Purpose of the Plan. Omniquip International, Inc. (the "Company") hereby adopts the 1996 Directors Non-Qualified Stock Option Plan (the "Plan") dated September 30, 1996, which provides for the granting of non-qualified stock options ("Options") to purchase shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), to members of the Board of Directors who are not employees of the Company ("Grantees"). This Plan will give such Grantees added financial incentive to further the Company's financial well being and increase the Company's value to the benefit of the Company's shareholders. The Company believes that the Plan will enable it to be competitive in encouraging directors to remain in its service and to attract other qualified persons to the Company.

    The effective date of the Plan shall be September 30, 1996. Options may be granted hereunder at any time and from time to time through the date of termination of the Plan.

     2. Plan Administration. The Plan shall be administered and interpreted by the Board of Directors of the Company (the "Board") or, if determined from time to time by the Board, any committee of the Board. In addition to grant or award transactions made pursuant to the formula provisions of Section 4 hereof, grant or award transactions with Grantees, as well as transactions involving the disposition or settlement of grants or awards previously made, shall be effective if approved by any of the following: (i) the Board

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of Directors of the Company, either by affirmative vote of a majority of the
Board at a meeting duly held at which a quorum is present or by unanimous written consent; (ii) a committee of the Board, appointed from time to time (or any successor committee appointed by the Board), consisting of two or more "Non-Employee Directors" as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act") (the "Committee"); or (iii) the affirmative votes of the holders of a majority of the Common Stock present or represented, and entitled to vote at a meeting duly held or by the written consent of the holders of a majority of the Common Stock entitled to vote; provided, however, that transactions may be authorized and effected with
Grantees in any other manner approved by the Board of Directors;   provided,
that as a condition to any such transaction, the Grantee is required to hold the Common Stock so acquired for a period of not less then six (6) months following the date of acquisition of Common Stock from the Company.

    The foregoing shall not prohibit service on a committee administering this Plan solely by reason of the receipt of Options granted pursuant to the formula provisions of Section 4 hereof, or affect the eligibility of committee members to receive Options granted pursuant to the formula provisions of Section 4.

    In administering the Plan, the Board or any authorized committee thereof may adopt rules and regulations as necessary for carrying out the purposes and intent of the Plan. Any action taken by the Board or a majority of such committee in the interpretation or administration of the Plan shall, as between the Company and the Grantees, be final and

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conclusive.  Members of any such committee may vote without appearing in person at any meeting of the committee. The Board or such committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. Within the limitations of the Plan, the Eligible Directors (as defined below) to whom Options will be granted, the exercise price and the number of shares of Common Stock for which Options will be granted from time to time will be as specified in Section 4 below, except with respect to any other Options granted hereunder, in which case such matters will be determined in a manner consistent with the provisions of Section 2 hereof.

     3. Participants. Options may be granted to directors of the Company who are not employees of the Company or any subsidiary of the Company (an "Eligible Director"). As used herein, the term "subsidiary" means any present or future corporation which is or would be a "subsidiary corporation" within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

    4. Initial Grant of Options.

    (a) Each Eligible Director on the date the Company's Registration Statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "33 Act"), with respect to the initial public offering of the Common Stock becomes effective under the 33 Act (the "Effective Date") shall be granted an Option with respect to 10,000 shares of Common Stock, at an exercise price per share equal to the initial

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public offering price per share set forth in the Registration Statement at the time it becomes effective.

    (b) Each person first becoming an Eligible Director subsequent to the Effective Date by reason of his or her election or appointment to the Board of Directors subsequent to such date shall be granted an Option with respect to 10,000 shares of Common Stock on the date such person is first elected or appointed and duly qualified to serve on the Board of Directors (the "Qualification Date"), at an exercise price per share equal to the fair market value thereof as determined in accordance with Section 7 hereof.

    (c) In the event the Chairman of the Board of Directors on the Effective Date is an Eligible Director, he or she shall be granted an additional Option with respect to 5,000 shares of Common Stock, at an exercise price per share equal to the initial public offering price per share set forth in the Registration Statement at the time it becomes effective.

    (d) Each person first becoming Chairman of the Board of Directors subsequent to the Effective Date by reason of election or appointment to such position after such date, provided he or she is an Eligible Director, shall be granted an Option with respect to 5,000 shares of Common Stock on the date such person is first elected or appointed Chairman, at an exercise price per share equal to the fair market value thereof as determined in accordance with
Section 7 hereof.

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    5. Number of Shares Subject to the Plan.  The total number of shares of
Common Stock which may be issued under Options granted pursuant to the Plan shall not exceed 250,000 shares. Shares of Common Stock issuable upon exercise of Options granted under the Plan may be either authorized and unissued shares or previously issued shares reacquired by the Company and held in treasury. If any Option granted under the Plan is surrendered before exercise, lapses without exercise, or, for any other reason, ceases to be exercisable, the shares subject to such Option shall be available for the grant of Options under the Plan. Subject to the provisions of Section 12 hereof, the Plan shall remain in effect until all shares of Common Stock now or hereafter subject to the Plan have been purchased pursuant to the exercise of Options granted under the Plan; provided that the Plan shall terminate on the (10th) tenth anniversary of the effective date, and no Option may be granted hereunder after such date.

    6. Stock Adjustments. In the event that a dividend shall be declared on the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding Option under the Plan and the number of shares of Common Stock reserved for grant of Options pursuant to this Plan but not yet subject to Option shall be adjusted by adding to each such share of Common Stock the number of shares of Common Stock which would be distributable in respect thereof if such shares had been outstanding on the record date for the issuance of such stock dividend. In the event

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that the outstanding shares of Common Stock shall be converted into or exchanged for a different number of shares or other securities of the Company or of another corporation, whether through stock split, recapitalization, split-up, merger, consolidation, reorganization, combination or other issuance or exchange of shares, then there shall be substituted for each share of Common Stock subject to any outstanding Option under this Plan and for each share of Common Stock reserved for the grant of Options pursuant to the Plan but not yet subject to Option, the number and kind of shares or other securities which each outstanding share of Common Stock shall have been so converted into or for which each share shall have been so exchanged. In the case of any substitution or adjustment as provided in this Section 6, the Option price of any share subject to an outstanding Option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such Option.

    7. Option Price. The purchase price for shares of Common Stock to be purchased upon the exercise of Options shall be the fair market value of such shares at the date on which the Option is granted, which, in the case of the Options to be granted in accordance with Section 4 (a) and (c) hereof, shall be the initial public offering price per share set forth in the Registration Statement at the time it becomes effective and in the case of all other awards the fair market value on such date. For the purposes of this Section, the fair market value of a share of Common Stock on any date shall be equal to the closing sale price of a share of the Common Stock as published by a national securities exchange on which the shares of the Common Stock are traded on such date or, if there is no sale of the

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Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, if shares of Common Stock are not listed on a national securities exchange on such date but are authorized for quotation in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market ("NM"), the last transaction price per share as reported by NASDAQ NM on such date or, if shares of Common Stock are not authorized for quotation in NASDAQ NM on such date, the average of the bid and asked prices in the over the counter market or, if the Common Stock is not listed on a national securities exchange, quoted in NASDAQ NM or quoted in the over the counter market, the fair market value of a share of the Common Stock on such date as shall be determined in good faith by the Board or any authorized committee thereof. For purposes of the Plan, the determination of the Board or any committee thereof of the fair market value of a share shall be conclusive. .

    8. Exercisability. Except as otherwise set forth in Section 10 hereof, Options shall become exercisable as follows: a). Of the options granted pursuant to Section 4(a) and Section 4(b) hereof, options to purchase 5000 shares of Common Stock shall become exercisable on the first anniversary of the date of grant and options to purchase the remaining 5000 shares of Common Stock shall become exercisable in equal amounts on the second, third, fourth and fifth anniversaries of the date of grant. b) Of the options granted pursuant to Section 4(c) and 4(d) hereof, options to purchase 2500 shares of Common Stock shall become exercisable on the first anniversary of the date of grant and options to purchase the remaining 2500 shares of Common Stock shall become exercisable in equal amounts on the second, third, fourth and fifth anniversaries of the date of grant.

    No Option may be exercised after the expiration of ten (10) years from the date of grant of such Option. Options which have become exercisable may be exercised from time to time, in whole or in part, provided that no partial exercise will be permitted which would result in the issuance of less than fifty (50) shares of Common Stock. Upon exercise, the purchase price thereunder shall be payable in full in cash or in kind, or part in cash and part in kind, by surrender of currently exercisable Options having a value

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(determined by subtracting the exercise price from the fair market value of
Common Stock and multiplying such amount by the number of Options surrendered) on the date of exercise, equal to the portion of the exercise price so paid. An Option may not be exercised for fractional shares of Common Stock and any fractional shares resulting from payment in kind shall be cancelled.

    Any issuance of Common Stock pursuant to the exercise of an Option under the Plan shall not be made until appropriate arrangements satisfactory to the Board or any committee thereof have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company (or any subsidiary or parent thereof) with respect to such Grantee. Subject to the requirements of Rule 16b-3 of the Act, the Board or any committee thereof, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Grantee to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable shares of Common Stock having a fair market value, as defined in Section 7, not exceeding the minimum amount required to be withheld, or (ii) delivering to the Company shares of Common Stock then owned by the Grantee.

    An Option shall be exercised when written notice of such exercise has been given to the Company by the Grantee, accompanied by payment of the purchase price. Until the issuance of the stock certificates evidencing the shares of Common Stock issuable upon such exercise, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to such shares notwithstanding the prior exercise of the Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 6.

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    9. Listing and Registration.  The Company, in its discretion, may postpone the issuance and delivery of shares upon any exercise of an Option until completion of a securities exchange listing or registration or other qualification of such shares under any state or federal law, rule or regulation as the Company may consider appropriate. The Company may also require any person exercising an Option to make such representations and furnish such information as it may consider appropriate or necessary in connection with the issuance of the shares of Common Stock subject to such Option.

    10. Form of Options and Conditions of Exercise. Options shall be evidenced by stock option agreements in such form, not inconsistent with the provisions of this Plan, as determined by the Board or any authorized committee thereof. Options will not be assignable or transferable by the Grantee other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Grantee only by the Grantee.


    Grantees may be granted more than one Option under the Plan. The granting of an Option under the Plan shall not affect any unexercised Option previously granted to the Grantee under the Plan or any unexercised Option granted to the Grantee under any other plan.

    Except as otherwise set forth herein, no Option shall be exercisable after resignation or removal from the Board of Directors.

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    Upon the removal of a Grantee for cause (as determined by a majority of the Board), all Options then held by such Grantee, whether or not exercisable on such date, shall be forfeited and automatically expire on the date of removal.

    Upon the voluntary resignation of a Grantee (or the failure of a Grantee to be re-elected to the Board), all Options held by such Grantee and exercisable as of the date of resignation shall be exercisable in whole or in part by such Grantee for a period of thirty (30) days from the date of resignation (or determination of the election results) but in no event later than ten (10) years from the date of grant, and all Options held by such Grantee which are not exercisable on such date of resignation shall be forfeited and automatically expire on such date. A director on leave of absence may, for purposes of the Plan, be considered a director of the Company, provided that notwithstanding such leave of absence, in no event shall an Option be exercised later than ten (10) years from the date of grant. Upon the death of any Grantee, all Options exercisable by the Grantee on the date of death may be exercised in whole or part for a period of one
(1) year from the date of such Grantee's death by the person or persons to whom his or her rights under the Option shall have passed by will or by the laws of descent and distribution, but in no event later than ten (10) years from the date of grant and all Options held by such Grantee which are not exercisable on the date of death shall be forfeited and automatically expire on such date.

    11. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available the number of shares of Common Stock as shall be

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sufficient to satisfy the requirements of the Plan.  The inability of the
Company to obtain the necessary approvals from any regulatory body having jurisdiction or authority deemed necessary by the Company's counsel to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    12. Amendment of the Plan. The Plan may be terminated or amended at any time by the Board or any committee thereof authorized to administer the Plan.

    13. No Right to Continued Service. The Plan shall not be construed as giving a Grantee any right to continued service as a member of the Board or to affect or limit in any way the right of the Company and its stockholders to remove such Grantee.

    14.Governing Law. The Plan and any related documents or instruments shall be governed and construed in accordance with the laws of the State of Delaware.

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